Lines of credit and loan facilities	12 Months Ended
Dec. 31, 2020
Lines of credit and loan facilities
Lines of credit and loan facilities
34.	Lines of credit and loan facilities
As of December 31, 2020, the Group had agreements with reputable commercial banks for unsecured revolving lines of credit, and increased its revolving lines of credit to RMB100,087,349,000. The Group was in compliance with the financial covenants, if any, under those lines of credit as of December 31, 2020. As of December 31, 2020, under the lines of credit, the Group mainly had RMB22,206,272,000 reserved for the issuance of bank acceptance and RMB1,076,566,000 reserved for the bank guarantee.
In December 2017, the Group entered into a
5-year
US$1,000,000,000 term and revolving credit facilities agreement with a group of 24 arrangers. The facilities were priced at 115 basis points over London Interbank Offered Rate. The use of proceeds of the facilities was intended for general corporate purposes. In June 2018, the Group drew down US$450,000,000 under the facility commitment, and the borrowings will be due in 2022, which were recorded in long-term borrowings in the consolidated balance sheets. In April 2020, the Group drew down US$550,000,000 under the facility commitment, and the borrowings were fully repaid in July 2020. As of December 31, 2020, the Group had an undrawn balance of US$550,000,000 under the credit facilities agreement, with a commitment fee of 0.2% per annum on the undrawn portion, which will expire one month prior to the final maturity date, which is sixty months after the date of this credit facilities agreement. As of December 31, 2020, the aggregate amounts repayable within a period of more than one year but not exceeding two years was US$450,000,000.